SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of 15(d)
                      of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 24, 1997


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-368-2                  94-0890210
  -----------------      ------------------------   --------------------
  (State or other        (Commission File Number)   (I.R.S. Employer No.)
  jurisdiction of
  incorporation)

    575 Market Street, San Francisco, CA                       94105
    ---------------------------------------------      ---------------------
  (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code:(415) 894-7700


      -------------------------------------------------------------------------
           (Former name or former address, if changed since last report)

  Item 5.   Other Events.
            -------------

            On January 23, 1997, Chevron Corporation issued a press release announcing preliminary, unaudited earnings for the year ended December 31, 1996.

  Item 7.   Financial Statements and Exhibits.
            ----------------------------------

            (c)   Exhibits.

                  99.1 Press Release of Chevron Corporation dated January 23,
                       1997, entitled "Chevron Reports Record Net Income of $2.607 Billion For The Year 1996."
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                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: January 24, 1997

                                                     CHEVRON CORPORATION



                                                   By  /s/ L. I. BEEBE
                                                     -------------------
                                                     L. I. Beebe, Secretary
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